                                                                   Exhibit 10.1

                       ASSOCIATED NATURAL GAS CORPORATION
                           370 17th Street, Suite 900
                             Denver, Colorado 80202


                                                             As of April 5, 1994


To Each of the Purchasers Identified
on the Signature Pages of this Agreement


                            $40,000,000 Senior Notes
                            ------------------------

Gentlemen:

          The undersigned, Associated Natural Gas Corporation, a Delaware corporation (the "Company" and as further defined in Paragraph 10), hereby agrees with you as follows:


          PARAGRAPH 1.  AUTHORIZATION OF ISSUE OF NOTES.

          1. Authorization of Issue of Notes. The Company will authorize the issue of its senior promissory notes (the "Notes") in the aggregate principal amount of $40,000,000, to be dated the date of issue thereof, to mature on April 15, 2003, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 6.30% per annum, and on overdue principal, premium, if any, and interest at the rate specified in the Notes, and to be substantially in the form of Exhibit A attached hereto. The term "Notes" as used herein shall include each
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Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Capitalized terms used herein have the meanings specified in Paragraph 10.


          PARAGRAPH 2.  PURCHASE AND SALE OF NOTES.

          2. Purchase and Sale of Notes. The Company hereby agrees to sell to you and, subject to the terms and conditions herein set forth, you severally agree to purchase from the Company, the aggregate principal amount of Notes set forth opposite your name in Schedule I hereto at 100% of such aggregate principal amount. The Company will deliver to you, at the offices of Baker & Botts, L.L.P. at 800 Trammell Crow Center, 2001

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Ross Avenue, Dallas, Texas 75201, one or more Notes registered in your name or
(if so specified) in the name of your nominee, evidencing the aggregate principal amount of the Notes to be purchased by you and in the denomination or denominations specified with respect to you in Schedule I hereto, against payment of the purchase price thereof by wire transfer of immediately available funds for credit to the Company's account #7656971 at Continental Bank N.A., ABA No. 071000039, 231 South LaSalle Street, Chicago, Illinois 60697, on the date of closing, which shall be April 7, 1994 (the "Closing" or the "Date of Closing").


          PARAGRAPH 3.  CONDITIONS PRECEDENT.

          3. Conditions Precedent. Your obligation to purchase and pay for the Notes to be purchased by you hereunder is subject to the satisfaction, on or before the Date of Closing, of the following conditions:

          3A. Certain Documents.  You shall have received the following:

              (i)  The Notes to be purchased by you;

              (ii) Certified copies of the resolutions of the Board of Directors of the Company approving this Agreement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes;

              (iii) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder;

              (iv) Certified copies of the Restated Certificate of Incorporation and bylaws of the Company as in effect on the Date of Closing; and

              (v) A favorable opinion of Erik B. Carlson, Esq., General Counsel of the Company, reasonably satisfactory to you and substantially in the form of Exhibit B attached hereto and as to such other matters as
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          you may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you and acknowledges that you are relying on such opinion).

          3B. Opinion of Purchasers' Special Counsel. You shall have received from Baker & Botts, L.L.P., who are acting as special counsel for you in connection with this transaction, a favorable opinion reasonably satisfactory to you as to: (i) the due incorporation, existence and good standing of the Company; (ii) the due authorization by

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all requisite corporate action, execution and delivery and the validity, legally binding character and enforceability of this Agreement and the Notes; (iii) the absence of any requirement to register the Notes under the Securities Act; and
(iv) such other matters incident to the matters herein contemplated as you may reasonably request, including the form of all papers and the validity of all proceedings. In rendering such opinion, such counsel may rely, to the extent appropriate, upon the opinion referred to in Paragraph 3A. Such opinion shall also state that, based upon such investigation and inquiry as is deemed relevant and appropriate by such counsel, the opinion referred to in Paragraph 3A is satisfactory in form and scope to such counsel and, while such investigation and inquiry into the matters covered by such opinion (other than the matters specified in clauses (ii) and (iii) above) were not sufficient to enable such counsel independently to render such opinion, nothing has come to the attention of such counsel that has caused them to question the legal conclusions expressed in the opinion referred to in Paragraph 3A and such counsel believe that you are justified in relying on such opinion.

          3C. Representations and Warranties; No Default. The representations and warranties contained in Paragraph 8 shall be true on and as of the Date of Closing, except to the extent of changes caused by the transactions herein contemplated; there shall exist on the Date of Closing no Event of Default or Default; and the Company shall have delivered to you an Officer's Certificate, dated the Date of Closing, to both such effects.

          3D. Purchase Permitted By Applicable Laws. The purchase of and payment for the Notes to be purchased by you on the Date of Closing on the terms and conditions herein provided (including the use of the proceeds of the Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, section 5 of the Securities Act or Regulation G, T or X of the Board of Governors of the Federal Reserve System) and shall not subject you to any tax, penalty, liability or other adverse condition under or pursuant to any applicable law or governmental regulation, and you shall have received such certificates or other evidence as you may request to establish compliance with this condition.

          3E. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to you, and you shall have received all such counterpart originals or certified or other copies of such documents as you may reasonably request.

          3F. Sale of Notes to All Purchasers. At the Closing, the Company shall sell to each Purchaser the Note or Notes to be purchased by it at the Closing and shall receive payment in full therefor.

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          3G.  Application of Proceeds.  The Company shall apply, at the
Closing, approximately $40,000,000 of the proceeds of the sale of the Notes to the reduction of the Debt outstanding under the Revolving Credit Agreement; and the Company shall have delivered to you an Officer's Certificate, dated the Date of Closing, to such effect.

          3H. Private Placement Number. The Company shall have obtained a private placement number for the Notes from the CUSIP Service Bureau of Standard & Poor's Corporation (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners).

          3I. Compliance With Outstanding Debt Limitations. The Company shall have delivered to you an Officer's Certificate of an authorized financial officer of the Company describing any instrument or agreement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound that limits the amount of, or otherwise imposes restrictions on the incurring of, indebtedness of the type to be evidenced by the Notes, together with such evidence as you may reasonably request showing that, after giving effect to the reduction of the Debt outstanding under the Revolving Credit Agreement as contemplated by Paragraph 3G, the execution, delivery and performance by the Company of this Agreement and the Notes will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any property owned by the Company or any Subsidiary pursuant to, or otherwise violate, any agreement or instrument evidencing the indebtedness of the Company or any Subsidiary or any agreement relating thereto.


          PARAGRAPH 4.  PREPAYMENTS.

          4. Prepayments. The Notes shall be subject to prepayment only with respect to the required prepayments specified in Paragraph 4A and also under the circumstances set forth in Paragraph 4B. The Notes shall also be subject to purchase by the Company under the circumstances set forth in Paragraph 4E.

          4A. Required Prepayments of Notes. Until the Notes shall be paid in full, the Company shall apply to the prepayment of the Notes, without premium, the sum of $8,000,000 on April 15 in each of the years 1999 to 2002, inclusive, and such principal amounts of the Notes, together with interest thereon to the prepayment dates, shall become due and payable on such prepayment dates. Any prepayment made by the Company pursuant to any other provision of this Paragraph 4 shall not reduce or otherwise affect its obligation to make any prepayment required by this Paragraph 4A. The remaining $8,000,000 principal amount of the Notes, together with interest accrued thereon, shall become due on the maturity date of the Notes.

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          4B.  Optional Prepayment of Notes With Yield-Maintenance Premium.  The
Notes shall be subject to prepayment, in whole at any time or from time to time in part (in integral multiples of $1,000,000), at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Premium, if any, with respect to each Note. If the Company and the holder of any Note shall prior to the prepayment date designate in writing a lower premium, the premium so designated shall be payable on the prepayment date in lieu of the Yield-Maintenance Premium with respect to such Note; provided that the premium provided for in such designation shall have
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been offered to each holder of a Note and each such holder shall have at least five Business Days to consider such premium prior to the prepayment date and provided further that the availability of such premium shall not be conditional
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upon or subject to any agreement on the part of any holder of a Note to waive or amend any term or provision of this Agreement or the Notes.

          4C. Notice of Optional Prepayment. The Company shall give the holder of each Note irrevocable written notice of any prepayment pursuant to Paragraph 4B not less than 15 Business Days, or more than 60 Business Days, prior to the prepayment date, specifying such prepayment date and the principal amount of the Notes, and of the Notes, if any, held by such holder, to be prepaid on such date and stating that such prepayment is to be made pursuant to Paragraph 4B. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the premium, if any, provided in Paragraph 4B, shall become due and payable on such prepayment date. The Company shall furnish to the holder of each Note that is to be prepaid pursuant to Paragraph 4B, (i) not more than five and not fewer than three Business Days prior to the prepayment date, a preliminary written estimate (with supporting calculations) of the Yield-Maintenance Premium with respect to such Note, and (ii) not later than 1:00 p.m., New York City time, on the Business Day next preceding the prepayment date, a written calculation of the Yield-Maintenance Premium with respect to such Note. So long as you shall hold any Note, the Company shall, (i) at the time at which it gives written notice of any prepayment pursuant to Paragraph 4B in respect of any Note held by you, advise you, in the manner set forth in
Schedule I hereto, of the principal amount of the Notes held by you to be prepaid and the prepayment date, and (ii) at the time at which it gives any preliminary estimate or any calculation described in the preceding sentence, provide the same to you in the manner set forth in Schedule I hereto.

          4D. Partial Payments Pro Rata. Upon any partial prepayment of the Notes, the principal amount so prepaid shall be allocated to all Notes at the time outstanding (including, for the purpose of this Paragraph 4D only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any Subsidiary or Affiliate other than by prepayment pursuant to Paragraphs 4A and 4B), in proportion to the respective outstanding principal amounts thereof.

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          4E. Right to Put.

              (i) Granting of Put. The Company hereby gives and grants to each Significant Holder (and, solely under the circumstances contemplated by the second proviso of Paragraph 4E(ii), to the holder of each Note) the option, right and privilege (such option, right and privilege herein collectively referred to as the "Right to Put") to require the Company, upon or after the occurrence of any Designated Event, to purchase from such holder on the terms and conditions hereinafter set forth, and the Company agrees so to purchase from such holder, for an amount equal to the Agreed Put Consideration, all, but not less than all, of the Notes held by such holder.

              (ii) Exercise of Put. Within 10 Business Days after any executive officer of the Company has knowledge of the occurrence of any Designated Event, the Company shall give the holder of each Note written notice thereof describing such Designated Event, and the facts and circumstances surrounding the occurrence thereof, in reasonable detail. At any time prior to 90 days after any Significant Holder shall receive such notice, such Significant Holder may exercise its Right to Put by delivering to the Company a notice of sale substantially in the form of Exhibit C attached hereto (a "Notice of
                                  ---------
Sale"); provided, that after the first such Notice of Sale is given as to a
        --------
particular Designated Event, the Company shall deliver a copy of such Notice of Sale to each Purchaser at its address specified in Schedule I hereto and to each other Significant Holder and each other Significant Holder shall have until the later of (a) the expiration of such ninety-day period or (b) 20 days after its receipt of the first such Notice of Sale to exercise its Right to Put in the manner specified above; and, provided, further, that the Company shall deliver a
                             --------  -------
copy of each other Notice of Sale to each Purchaser at its address specified in
Schedule I hereto and to each other Significant Holder and if the Company receives one or more Notices of Sale from a Significant Holder or Significant Holders that hold, in the aggregate, 20% or more of the aggregate principal amount of the Notes at the time outstanding, the Company shall give the holder of each Note prompt written notice thereof, whereupon the holder of each Note shall have until the later of (x) the expiration of such ninety-day period or
(y) 20 days after its receipt of such notice from the Company to exercise its Right to Put by delivering to the Company a Notice of Sale. If the holder of a Note shall deliver a Notice of Sale pursuant to any provision of the preceding sentence, the Company shall purchase the Notes then held by such holder on the date specified in such notice (which shall be not less than 30 days after delivery of such Notice of Sale), and such holder shall sell such Notes to the Company without recourse, representation or warranty (other than as to such holder's full right, title and interest to such Notes free of any adverse claim thereto), at a price, payable in immediately available funds by wire transfer to the account specified pursuant to Paragraph 11A hereof or to such other account as may be specified in such notice, equal to the Agreed Put Consideration; provided, that if more than one holder shall give a Notice of Sale in compliance
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with the foregoing provisions of this Paragraph 4E(ii), the Company shall purchase the Notes held by all such holders on the same day, which shall be the latest day specified in all such Notices of Sale but in no event more than 180 days after the date of the Company's sending of notice of the occurrence of

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the Designated Event giving rise thereto, and shall advise the holder of each
Note of such date and the aggregate principal amount of Notes to be purchased by the Company. Each Significant Holder or holder, as the case may be, shall have the respective rights specified in this Paragraph 4E with respect to each Designated Event that shall occur, regardless of any act or omission to act with respect to any previous Designated Event.

          4F. Retirement of Notes. The Company shall not, and shall not permit any Subsidiary or Affiliate to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to Paragraphs 4A and 4B or upon acceleration of such final maturity pursuant to Paragraph 7A), or purchase or otherwise acquire (other than by purchase pursuant to Paragraph 4E), directly or indirectly, Notes held by any holder unless the Company or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any Notes prepaid or otherwise retired, purchased (whether pursuant to Paragraph 4E or otherwise) or otherwise acquired by the Company or any Subsidiary or Affiliate shall not be deemed to be outstanding for any purpose under this Agreement, except as provided in Paragraph 4D.


          PARAGRAPH 5.  AFFIRMATIVE COVENANTS.

          5. Affirmative Covenants. So long as any Note shall remain unpaid, the Company covenants that:

          5A. Financial Statements.  The Company will deliver in duplicate:

              (i) to each holder, as soon as practicable and in any event within 60 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of operations and cash flows of the Company and the Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and the Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by the Chief Financial Officer, the Treasurer or the Chief Accounting Officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that
                                                       --------  -------
          delivery pursuant to clause (iii) below, within the period specified above, of copies of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause
          (i); and provided, further, that at any time that the Company has any
                   --------  -------
          Subsidiaries that are not Restricted Subsidiaries, the Company will also deliver unaudited consolidating

                                     -7-
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          statements of operations and cash flows and an unaudited consolidating balance sheet for the Company and the Subsidiaries for the respective periods indicated above, all in reasonable detail and certified as aforesaid;

              (ii) to each holder, as soon as practicable and in any event within 120 days after the end of each fiscal year, consolidated statements of operations, cash flows and stockholders' equity of the Company and the Subsidiaries for such year, and a consolidated balance sheet of the Company and the Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and reasonably satisfactory in scope to the Required Holder(s) and certified to the Company by KPMG Peat Marwick or other independent public accountants of recognized national standing selected by the Company whose certificate shall be in scope and substance satisfactory to the Required Holder(s); provided, however,
                                                            --------  -------
          that delivery pursuant to clause (iii) below, within the period specified above, of copies of the Annual Report on Form 10-K of the Company for such fiscal year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause
          (ii); and provided, further, that at any time that the Company has any
                    --------  -------
          Subsidiaries that are not Restricted Subsidiaries, the Company will also deliver unaudited consolidating statements of operations and cash flows and an unaudited consolidating balance sheet for the Company and the Subsidiaries for such fiscal year, all in reasonable detail and certified by the Chief Financial Officer, the Treasurer or the Chief Accounting Officer of the Company;

              (iii)(a) to each holder, within five days after the transmission thereof, copies of all such financial statements, proxy statements, notices and reports that it sends to its public stockholders and copies of all registration statements (without exhibits) and all reports that it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission), and (b) to each Significant Holder, within five days after transmission thereof, copies of all press releases that it or any Subsidiary makes;

              (iv) to each holder, promptly upon receipt thereof, a copy of each annual, interim or special audit made by independent public accountants of the books of the Company or any Subsidiary;

              (v) to each holder, as soon as practicable and in any event within five days after the Chairman, the President, the Chief Financial Officer, the Chief Accounting Officer, the Secretary or the Treasurer of the Company obtains knowledge (a) of any condition or event that, in the sole opinion of the executive officers of the Company, would have a material adverse effect

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          on the business, condition (financial or other), assets, properties, operations or prospects of the Company and the Restricted Subsidiaries, taken as a whole, (b) that any Person has given any notice to the Company or any of the Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in Paragraph 7A(iii), (c) of the institution of any litigation involving claims against the Company or any of the Subsidiaries equal to or greater than $5,000,000 with respect to any single cause of action or of any adverse determination in any court proceeding in any litigation involving a potential liability to the Company or any of the Subsidiaries equal to or greater than $5,000,000 with respect to any single cause of action that makes the likelihood of an adverse determination in such litigation against the Company or such Subsidiary substantially more probable, (d) of any regulatory proceeding by or against the Company or any Subsidiary that would have a material adverse effect on the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole, or (e) of any material disputes between the Company and any of the Subsidiaries, an Officer's Certificate of the Company specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such Person and the nature of any such claimed Default, Event of Default, event or condition, or specifying the details of such proceeding, litigation or dispute and what action the Company or any of the Subsidiaries has taken, is taking or proposes to take with respect thereto;

              (vi) to each holder, promptly after the filing or receiving thereof, copies of all material reports and notices with respect to a Plan or a Multiemployer Plan that the Company or any Subsidiary files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that the Company or any Subsidiary receives from any such governmental agency; and

              (vii) with reasonable promptness, such other information respecting the business, financial condition, assets, properties or operations of the Company or any of the Subsidiaries as any Significant Holder may reasonably request.

          Together with each delivery of financial statements required by clauses (i) and (ii) above, the Company will deliver to each holder an Officer's Certificate, substantially in the form of Schedule II hereto, demonstrating compliance by the Company and the Restricted Subsidiaries with the provisions of Paragraph 6A, Paragraph 6B, the proviso following clause (vi) of Paragraph 6C(1) and the last proviso following clause (vi) of Paragraph 6C(2), the first proviso following clause (vi) of Paragraph 6C(2), Paragraph 6C(3)(i)(b), Paragraph 6C(3)(vi), Paragraph 6C(4), Paragraph 6C(5)(v), Paragraph 6C(6) and Paragraph 6C(8) and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto. Together with each delivery of financial statements required by clause (ii) above, the Company will deliver to each holder a certificate of such accountants stating that, in making the audit necessary to the certification of such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default that would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards. The Company also covenants that forthwith upon the Chairman, the President, the Chief Financial Officer, the Chief Accounting Officer, the Secretary or the Treasurer of the Company obtaining knowledge of an Event of Default or Default, it will deliver to each holder an Officer's Certificate specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

          5B. Inspection of Property. The Company will permit any Person designated by any Significant Holder in writing, at such Significant Holder's expense so long as no Default or Event of Default exists and otherwise at the reasonable expense of the Company, (i) upon not less than two Business Days' prior notice and while accompanied by personnel of the Company or a Subsidiary, to visit and inspect any of the properties of the Company and the Subsidiaries and to examine the corporate books and financial records of the Company and the Subsidiaries and make copies thereof or extracts therefrom, and (ii) to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Company and its independent public accountants, all at such reasonable times and as often as such Significant Holder may reasonably request; provided, that each person so designated by any Significant Holder to
         --------
visit and inspect any properties shall, by virtue of such designation, be deemed to have agreed to comply with the Company's on-site safety procedures that are applicable to such properties and of which the Company shall have informed him.

          5C. Compliance with Environmental Laws. The Company will, and will cause each of the Subsidiaries and each of the Affiliates that are controlled by the Company or any Subsidiary to, comply in a timely fashion with, or operate pursuant to valid waivers of the provisions of, all applicable federal, state and local environmental or pollution-control laws, regulations, orders and decrees governing, without limitation, the emission of wastewater effluent, solid and hazardous waste and air pollution, and laying down general environmental conditions together with any other applicable requirements for conducting, on a timely basis, periodic tests and monitoring for contamination of ground water, surface water, air and land and for biological toxicity of the aforesaid, and diligently comply with the applicable regulations (except to the extent such regulations are waived by appropriate governmental authorities) of the Environmental Protection Agency or other relevant federal, state or local governmental authority except where noncompliance would not materially adversely affect the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole. To the fullest extent permitted by applicable law, the Company agrees to indemnify and hold you, your officers, agents and employees harmless from any loss, liability, claim or expenses (without limitation at any time that the Notes are secured by any Lien, and otherwise up to the aggregate principal amount of Notes originally held by you) that you may incur or suffer as a result of a breach by the Company, any Subsidiary or any Affiliate, as the case may be, of this covenant. The Company shall not be deemed to have breached or violated this Paragraph 5C if the Company, any Subsidiary or any Affiliate is challenging in good faith by appropriate proceedings diligently pursued the application or enforcement of any such governmental requirements for which adequate reserves have been established in accordance with generally accepted accounting principles.

          5D. Maintenance of Insurance. The Company will carry and maintain, and cause each Subsidiary to carry and maintain, insurance (subject to customary deductibles and retentions) in at least such amounts and against such liabilities and hazards and by such methods as are customarily maintained by other companies operating similar businesses.

          5E. Covenant to Secure Notes Equally. If the Company or any Restricted Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by Paragraph 6C(1) (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to Paragraph 11C), it will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured; provided that compliance with this
                                         --------
Paragraph 5E shall not cause to be cured or waived any Default or Event of Default resulting from the creation or assumption of such Lien (except by prior written consent as set forth above).

          5F. Compliance with Laws, Etc. The Company will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations and orders the noncompliance with which could reasonably be expected to result in a material adverse effect upon the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon the Company or such Subsidiary, as the case may be, or upon their respective properties except to the extent contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established in accordance with generally accepted accounting principles.

          5G. Corporate Existence, Licenses and Permits; Maintenance of Properties. The Company will at all times do or cause to be done all things necessary to maintain, preserve and renew its existence as a corporation organized under the laws of a state of the United States of America, will preserve and keep in force and effect, and cause each Subsidiary to preserve and keep in force and effect, all licenses and permits necessary to the conduct of its and their respective businesses and will maintain and keep, and will cause each Subsidiary to maintain and keep, its and their respective properties in good repair, working order and condition, and from time to time make all necessary and proper repairs, renewals and replacements, so that the business carried on in connection therewith may be properly and advantageously conducted at all times in the normal course of business as conducted prior to the date of repair; provided, however, that nothing contained in this Paragraph 5G shall
        --------  -------
prevent the Company or any Subsidiary from ceasing or omitting to exercise any right, license or permit or to make any repair, renewal or replacement that in the judgment of the Company or such Subsidiary is no longer in the best interests of the Company or such Subsidiary.

          5H. Information Regarding Significant Holders. The Company will, within 10 Business Days after the occurrence of any Designated Event, provide to each Significant Holder the identity and address of each other Significant Holder, as reflected in the records of the Company.


          PARAGRAPH 6.  NEGATIVE COVENANTS.

          6. Negative Covenants. So long as any Note shall remain unpaid, the Company covenants that:

          6A. Consolidated Tangible Net Worth. The Company will not permit Consolidated Tangible Net Worth at any time to be less than $150,000,000.

          6B. Dividend Limitation. The Company covenants that it will not make any Restricted Payment at any time after March 31, 1991, except out of Consolidated Net Earnings Available for Restricted Payments and except if no Default or Event of Default shall have occurred and be continuing at the time such Restricted Payment is made and if no Default or Event of Default would result therefrom.

          6C. Lien, Debt, and Other Restrictions. The Company will not and will not permit any Restricted Subsidiary to:

          6C(1). Liens. Create, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of Paragraph 5E), except
                                                 ------

              (i) Liens for taxes not yet due or that are being actively contested in good faith by appropriate proceedings in accordance with Paragraph 5F,

              (ii) other Liens incidental to the conduct of its business or the ownership of its property and assets (including landlord liens) that are not incurred in connection with the borrowing of money or the obtaining of advances or credit or the guaranteeing of the obligations of another Person, and that do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business,

              (iii) Liens on property or assets of a Restricted Subsidiary to secure obligations of such Restricted Subsidiary to the Company or to another Restricted Subsidiary,

              (iv) Liens on property of the Company or a Restricted Subsidiary that are described in Exhibit D attached hereto and
                                           ---------
          that secure Debt permitted by clause (ii) of Paragraph 6C(2),

              (v) in the case of transactions that occur after the Date of Closing, Liens existing on any property of any corporation at the time it becomes a Restricted Subsidiary, or existing prior to the time of acquisition upon any property acquired by the Company or any Restricted Subsidiary through purchase, merger or consolidation or otherwise, whether or not the obligation secured thereby is assumed by the Company or such Restricted Subsidiary, or placed on property at the time of acquisition by the Company or any Restricted Subsidiary to secure all or a portion of (or to secure Debt incurred to pay all or a portion of) the purchase price thereof, provided that (a) all of such
                                                  --------
          property is not or shall not thereby become encumbered in any amount in excess of the lesser of the cost thereof or fair value thereof, (b) such Lien shall not encumber any other property of the Company or such Restricted Subsidiary, and (c) such Lien shall not have been created in contemplation of such corporation's becoming a Restricted Subsidiary or such property's being acquired by the Company or any Restricted Subsidiary, and

              (vi) other Liens on the property of the Company that secure Debt of the Company permitted under Paragraph 6C(2) and that are created after the Date of Closing,

          provided that the aggregate amount of Debt or other obligations
          --------
          secured by Liens permitted by clauses (iv) and (vi) together with the amount of Debt of the Restricted Subsidiaries permitted by clauses
          (ii) and (vi) of Paragraph 6C(2) does not exceed at any time an amount in excess of 10% of Consolidated Tangible Net Worth.

          6C(2).  Debt.  Create, incur, assume or suffer to exist any Debt, except
- - ------

              (i)     Funded Debt of the Company represented by the Notes,

              (ii) Funded Debt of the Company or a Restricted Subsidiary described in Exhibit D attached hereto which, unless permitted by
                       ---------
          another clause of this Paragraph 6C(2), shall not be renewed, extended or permitted to remain outstanding after the respective maturities thereof set forth on Exhibit D attached hereto or increased in amount
                               ---------
          beyond the respective amounts set forth on Exhibit D attached hereto
                                                     ---------
          (after giving effect to any actual or scheduled reductions),

              (iii)   Debt of any Restricted Subsidiary to the Company or any
          other Restricted Subsidiary, provided, that such Debt shall not be
                                       --------
          subordinated to any other obligation of such Restricted Subsidiary,

              (iv)    Current Debt of the Company to any Restricted Subsidiary,

              (v) other Debt of the Company that is created, incurred or assumed after the Date of Closing, and

              (vi) Debt of a corporation outstanding at the time, subsequent to the Date of Closing, such corporation becomes a Restricted Subsidiary, provided, that such Debt (a) shall not have been
                      --------
          created, incurred or assumed in contemplation of such corporation's becoming a Restricted Subsidiary and (b) shall not be renewed, extended or permitted to remain outstanding after the stated maturities thereof, provided, however, that at no time shall the Company permit
          --------  -------
          Consolidated Debt to exceed 60% of Consolidated Net Tangible Assets at any time through April 30, 1995, or 55% of Consolidated Net Tangible Assets at any time thereafter; and provided, further, that all Debt of
                                             --------  -------
          the Company owing to any Subsidiary shall be subordinated and subject in right to the prior payment in full of the obligations of the Company in respect of the Notes; and provided further that the
                                               -------- -------
          aggregate amount of Debt of the Restricted Subsidiaries permitted by clauses (ii) and (vi) of this Paragraph 6C(2), together with the aggregate amount of Debt or other obligations secured by Liens permitted by clauses (iv) and (vi) of Paragraph 6C(1) does not exceed at any time an amount in excess of 10% of Consolidated Tangible Net Worth.

          6C(3). Loans, Advances and Investments. Commit to make, make or permit to remain outstanding any loan or advance to, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that
                                     ------

              (i) the Company or any Restricted Subsidiary may make or permit to remain outstanding loans or advances to any Restricted Subsidiary or to the Company (provided, however, that in the case
                                       ---------  -------
          of loans or advances to the Company, (a) all such loans and advances shall be subordinated and subject in right to the prior payment in full of the obligations of the Company in respect of the Notes, and (b) the aggregate amount of all of such loans and advances from all Restricted Subsidiaries to the Company at any time outstanding shall not exceed $2,000,000, such amount to take into account the netting out of loans and advances from the Company to a Restricted Subsidiary with the loans and advances from such Restricted Subsidiary to the Company, such netting out to be done on a Restricted Subsidiary by Restricted Subsidiary basis and not on an aggregated Restricted Subsidiaries basis, and provided, further,
                                                        --------  -------
          that in the case of loans or advances to a Restricted Subsidiary, no such loan or advance shall be subordinated to any other obligation of such Restricted Subsidiary),

              (ii) the Company or any Restricted Subsidiary may own, purchase or acquire stock, obligations or securities of a Restricted Subsidiary or of a corporation that immediately after such purchase or acquisition will be a Restricted Subsidiary,

              (iii) the Company or any Restricted Subsidiary may acquire an own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Company or any Restricted Subsidiary,

              (iv) the Company may own, purchase or acquire (a) commercial paper rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., (b) certificates of deposit in domestic banks or in domestic branches of foreign banks (in either case having capital resources, net of loan loss reserves, in excess of $250,000,000 and having a senior unsecured debt rating of A- or better from Standard & Poor's Corporation or A-3 or better from Moody's Investors Service, Inc.), (c) obligations of the United States Government or any agency thereof, (d) shares in money market mutual funds rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., and (e) Eurodollar time deposits in foreign banks having capital resources, net of loan loss reserves, in excess of $250,000,000 and having a senior unsecured debt rating of A- or better from Standard & Poor's Corporation or A-3 or better from Moody's Investors Service, Inc., in each case maturing (or, in the case of investments described in clause (d), investing exclusively in obligations maturing) within one year from the date of purchase,

              (v) the Company or any Restricted Subsidiary may make or permit to remain outstanding travel and other like advances to officers and employees in the ordinary course of business, and

              (vi) the Company or any Restricted Subsidiary may (a) own, purchase or acquire stock, obligations or securities of, or any other form of ownership interest in, any other Person engaged in the business of gathering, transmitting, distributing or processing natural gas, natural gas liquids or crude oil (but not the refining of crude oil) in the United States of America or Canada or (b) commit to make, make or permit to remain outstanding loans or advances to any other Person engaged in the business of exploring for, developing, producing, processing, fractionating or refining hydrocarbons in the United States of America or Canada; provided, that (1) the aggregate
                                              --------
          amount of the investment (at original cost) in such stock, obligations, securities or other forms of ownership interest, together with the aggregate principal amount of such loans and advances and commitments therefor, shall at no time exceed an amount equal to 10% of Consolidated Net Tangible Assets, (2) the aggregate principal amount of such loans and advances and commitments therefor shall at no time exceed 4% of Consolidated Net Tangible Assets, and (3) no Subsidiary shall own or acquire any stock or securities of the Company.

          6C(4). Sale of Stock and Debt of Restricted Subsidiaries. Sell or otherwise dispose of, or part with control of, any shares of stock or Debt of any Restricted Subsidiary, or permit any Restricted Subsidiary to issue any shares of its stock, except to the Company or another Restricted Subsidiary or except for directors' qualifying shares, and except that all shares of stock and Debt of any Restricted Subsidiary at the time owned by or owed to the Company and all Restricted Subsidiaries may be sold as an entirety for a cash consideration that represents the fair value (as determined in good faith by the Board of Directors of the Company) at the time of sale of the shares of stock and Debt so sold, provided that (i) the assets of such Restricted Subsidiary
                  --------
together with (ii) the assets of all other Restricted Subsidiaries the stock or Debt of which was sold or otherwise disposed of in the preceding 12-month period and (iii) the assets of the Company and the Restricted Subsidiaries sold, leased, transferred or otherwise disposed of pursuant to clause (v) of Paragraph 6C(5) in the preceding 12-month period (in each transaction measured by the greater of book value or Fair Market Value), do not represent more than 10% of Consolidated Net Tangible Assets as reflected on the most recent annual or quarterly consolidated balance sheet, and provided further that, at the time of
                                          -------- -------
such sale, such Restricted Subsidiary shall not own, directly or indirectly, any shares of stock or Debt of any other Restricted Subsidiary (unless all of the shares of stock and Debt of such other Restricted Subsidiary owned, directly or indirectly, by the Company and all Restricted Subsidiaries are simultaneously being sold as permitted by this Paragraph 6C(4)), or any shares of stock or Debt of the Company.

          6C(5). Merger and Sale of Assets. Merge or consolidate with or into any other Person or sell, convey, lease, transfer or otherwise dispose of all or any part of its assets, except that:
                        ------

              (i) any Restricted Subsidiary may merge with the Company (provided, that the Company shall be the continuing or surviving
          ---------
          corporation) or with any one or more other Restricted Subsidiaries,

              (ii) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Company or to another Restricted Subsidiary,

              (iii)   the Company may merge with any other corporation, provided
                                                                        --------
          that (a) the Company shall be the continuing or surviving corporation, and (b) immediately after giving effect to such merger no Event of Default or Default shall exist,

              (iv) any Restricted Subsidiary may merge or consolidate with any other corporation, provided, that immediately after giving
                                 --------
          effect to such merger or consolidation (a) the continuing or surviving corporation of such merger or consolidation shall constitute a Restricted Subsidiary, and (b) no Event of Default or Default shall exist,

              (v) the Company or any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to any Person, provided, that (a) such assets together with (b) all other assets of
          --------
          the Company and the Restricted Subsidiaries sold, leased, transferred or otherwise disposed of during the preceding 12-month period, and (c) the assets of all Restricted Subsidiaries the stock or Debt of which has been sold or otherwise disposed of during the preceding 12-month period pursuant to the first proviso of Paragraph 6C(4) (in each transaction measured by the greater of book value or Fair Market Value), do not represent more than 10% of Consolidated Net Tangible Assets as reflected on the most recent annual or quarterly consolidated balance sheet,

              (vi) the Company may merge into or consolidate with any solvent corporation organized under the laws of any State of the United States of America that shall expressly assume in writing all of the obligations of the Company under this Agreement and the Notes, including all covenants herein and therein contained, and such successor or acquiring corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto (it being agreed that such assumption shall, upon the request of the holder of any outstanding Note and at the expense of such successor corporation, be evidenced by the exchange of such Note for another Note executed by such successor corporation, with such changes in phraseology and form as may be appropriate but in substance of like terms as the Note surrendered for such exchange and of like unpaid principal amount, and that each Note executed pursuant to Paragraph 11D after such assumption shall be executed by and in the name of such successor corporation); provided, that after such merger
                                               --------
          or consolidation no Event of Default or Default shall exist, and

              (vii) the Company and any Restricted Subsidiary may sell or otherwise dispose of property (including inventory) in the ordinary course of business.

          6C(6). Lease Rentals. Except for oil, gas and mineral leases or permits or similar agreements entered into in the ordinary course of business, and except for leases for transportation equipment, including over-the-road trucks and tankers, data processing and other office equipment used in the ordinary course of business, enter into or permit to remain in effect any agreements to rent or lease (as lessee) any real or personal property for terms (including options to renew or extend any term, whether or not exercised) of more than three years if after giving effect thereto the aggregate amount of all sums payable in any fiscal year by the Company and all Restricted Subsidiaries under all such leases would exceed one percent of Consolidated Net Tangible Assets.

          6C(7). Sale and Lease-Back. Enter into any arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by the Company or any Restricted Subsidiary of real or personal property that has been or is to be sold or transferred by the Company or any Restricted Subsidiary (or the leasing of other real or personal property that the Company or any Restricted Subsidiary intends to use for substantially the same purposes as the property so sold or transferred) to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of any such property or any rental obligations of the Company or any Restricted Subsidiary.

          6C(8). Sale or Discount of Receivables. In any fiscal year sell with recourse, or discount (other than to the extent of finance and interest charges included therein) or otherwise sell for less than face value thereof, any of its notes or accounts receivable if the aggregate original amount of all such notes and accounts receivable exceeds $100,000.

          6C(9).  Guaranties.  Enter into or be party to:

              (i) any contract for the purchase of materials, supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property  or services is ever made or tendered; provided,
                                                                --------
          however, that the foregoing provisions shall not be construed so as to
          -------
          prevent the Company or any Restricted Subsidiary from entering into an earnest money contract providing for the payment of no more than 20% of the purchase price, or

              (ii) any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor, or

              (iii) any contract for the sale or use of materials, supplies or other property, or the rendering of services, if such contract (or any related document) requires that payment of such materials, supplies or other property, or the use thereof, or payment for such services, shall be subordinated to any indebtedness (of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services) owed or to be owed to any Person, or

              (iv) any other contract that is a guaranty, an endorsement or another form of contingent liability in respect of the obligations, stock or dividends of any Person or that, in economic effect, is substantially equivalent to a guarantee; provided, that the foregoing
                                                   --------
          provisions shall not apply to (a) guaranties of, or contingent reimbursement obligations to issuers of letters of credit issued in support of, obligations of the Company or a Restricted Subsidiary representing advances or credit on open account, includable in current liabilities, for goods and services obtained in the ordinary course of business under usual trade terms, (b) guaranties of rental obligations, which do not constitute Capitalized Lease Obligations, of Restricted Subsidiaries under leases for office space and for transportation equipment, including over-the-road trucks and tankers, data processing and other office equipment and (c) endorsements of negotiable instruments for collection in the ordinary course of business;

provided, that, notwithstanding the foregoing, any contract of the type
- - --------
specified in any of the provisions of this Paragraph 6C(9) shall be permitted if the obligations of the Company thereunder constitute Debt of the type described in clause (iv) of the definition thereof and such Debt could be incurred by the Company (and thereafter permitted to remain outstanding) in compliance with the first proviso following clause (vi) of Paragraph 6C(2).

          6C(10). Transactions With Affiliates. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with (i) any Affiliate, (ii) any Person owning beneficially or of record, directly or indirectly, either individually or together with all other Persons to whom such Person is related by blood, adoption or marriage, 5% or more of the Voting Stock of the Company or (iii) any Person related by blood, adoption or marriage to any Person described or coming within the provisions of clause (i) or (ii) of this Paragraph 6C(10), except that the Company may sell to, or purchase (within the limitations of Paragraph
6B) from, any such Person shares of the Company's stock and except for transactions that are otherwise permitted by this Agreement and that are in the ordinary course of the Company's or a Restricted Subsidiary's business, and are also upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.


          PARAGRAPH 7.  EVENTS OF DEFAULT.

          7.  Events of Default.

          7A. Acceleration. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

              (i) (a) the Company defaults in the payment of any principal of or premium on any Note when the same shall become due, either by the terms thereof or otherwise as herein provided, or (b) the Company defaults in the payment of the Agreed Put Consideration in respect of any Note when the same shall become payable under Paragraph 4E(ii); or

              (ii) the Company defaults in the payment of any interest on any Note for more than five days after the date due; or

              (iii) (a) the Company or any Restricted Subsidiary defaults in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage, any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Company or any Restricted Subsidiary fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due, purchased, redeemed or defeased prior to any stated maturity, or the Company or any Restricted Subsidiary fails to pay in accordance with its terms any obligation that constitutes Debt of the type described in clause
          (iv) of the definition thereof, provided that the amount of such
                                          --------
          obligation as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration, purchase, redemption or defeasance shall occur and be continuing exceeds $1,000,000 in each case or $2,000,000 in the aggregate; or (b) the holder of any Note accelerates the maturity thereof pursuant to clause (b) following the enumeration of Events of Default set forth in this Paragraph 7A; or

              (iv) any representation or warranty made by the Company herein or by the Company or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

              (v) the Company fails to perform or observe any term, covenant or agreement contained in Paragraph 6 or in clause (v) of Paragraph 5A; or

              (vi) the Company fails to perform or observe any other agreement, covenant, term or condition contained herein and such failure shall not be remedied within 30 days after the President, the Chief Financial Officer, the Chief Accounting Officer, the Secretary or the Treasurer of the Company obtains knowledge thereof; or

              (vii) the Company or any Restricted Subsidiary (a) makes an assignment for the benefit of creditors or (b) is generally not paying its debts as such debts become due; or

              (viii) any decree or order for relief in respect of the Company or any Restricted Subsidiary is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law"), of any jurisdiction; or

              (ix) the Company or any Restricted Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any Restricted Subsidiary, or of any substantial part of the assets of the Company or any Restricted Subsidiary, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Restricted

          Subsidiary) relating to the Company or any Restricted Subsidiary under the Bankruptcy Law of any other jurisdiction; or

              (x) any such petition or application is filed, or any such proceedings are commenced, against the Company or any Restricted Subsidiary and the Company or such Restricted Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

              (xi) any order, judgment or decree is entered in any proceedings against the Company or any Restricted Subsidiary decreeing the dissolution of the Company or such Restricted Subsidiary and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

              (xii) any order, judgment or decree is entered in any proceedings against the Company or any Subsidiary decreeing a split-up of the Company or such Subsidiary that requires the divestiture of assets representing 10% or more, or the divestiture of the stock of a Subsidiary the assets of which represent 10% or more, of the consolidated assets of the Company and the Subsidiaries (determined in accordance with generally accepted accounting principles) or that requires the divestiture of assets, or stock of a Subsidiary, that shall have contributed 10% or more of Consolidated Net Earnings for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

              (xiii) any judgment or order, or series of judgments or orders, for the payment of money in an amount in excess of $2,000,000 is rendered against the Company or any Restricted Subsidiary and either
          (i) enforcement proceedings have been commenced by any creditor upon such judgment or order or (ii) within 30 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 30 days after the expiration of any such stay, such judgment is not discharged; or

              (xiv) any Termination Event with respect to a Plan shall have occurred, and, within 30 days after the occurrence thereof, (i) such Termination Event (if correctable) shall not have been corrected and
          (ii) the then present value of such Plan's vested benefits exceeds the then current value of assets accumulated in such Plan by more than the amount of $5,000,000 (or in the case of a Termination Event involving the withdrawal of a "substantial employer" (as defined in Section 4001(a) (2) of ERISA), the withdrawing employer's proportionate share of such excess shall exceed such amount); or

              (xv) the Company or any ERISA Affiliates as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $1,000,000;

then (a) if such event is an Event of Default specified in clause (vii)(a),
(viii), (ix) or (x) of this Paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any kind (including, without limitation, notice of intent to accelerate and notice of acceleration of maturity), all of which are hereby waived by the Company; (b) if such event is an Event of Default specified in clause (i) or (ii) of this Paragraph 7A, any Significant Holder that holds a Note as to which such an Event of Default shall have occurred may at its option, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable together with interest accrued thereon and (to the extent permitted by law) the Yield-Maintenance Premium, if any, with respect to such Note, without presentment, demand, protest or other notice of any kind (including, without limitation, notice of intent to accelerate), all of which are hereby waived by the Company; and (c) if such event is any Event of Default (other than an Event of Default referred to in clause (a) above), the Required Holder(s) may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and (to the extent permitted by law) the Yield-Maintenance Premium, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind (including, without limitation, notice of intent to accelerate), all of which are hereby waived by the Company, provided that the Yield-Maintenance Premium, if any, with respect
             --------
to each Note shall be due and payable upon such declaration only if (x) such event is an Event of Default specified in any of clauses (i) to (vi), inclusive, and (xiii) to (xv), inclusive, of this Paragraph 7A and (y) one or more of the Events of Default so identified shall be continuing at the time of such declaration. At any time after the principal of, and interest on, any Note or all of the Notes are declared due and payable pursuant to clause (b) or clause
(c), as the case may be, of this Paragraph 7A, the Required Holders may, by written notice to the Company, rescind and annul any such declaration and its consequences if (1) the Company has paid all interest in arrears on such Note or Notes, the principal and premium, if any, on any such Note or Notes that have become due otherwise than by reason of such declaration, and interest on such overdue principal and premium and (to the extent permitted by law) overdue interest at a rate specified in the Notes, (2) in the case that all Notes are declared due and payable pursuant to clause (c) of this Paragraph 7A, all Events of Default, other than nonpayment of amounts that have become due solely by reason of such declaration, and all conditions and events that constitute a Default or an Event of

Default have been cured or waived, and (3) no judgment or decree has been entered for the payment of any monies due on the Notes or pursuant to this Agreement; but no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

          7B. Other Remedies. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

          7C. Notice by the Company of Acceleration. If the Required Holders shall give notice of acceleration of the maturity of all the Notes pursuant to clause (c) of Paragraph 7A or if any Significant Holder shall give notice of acceleration of the maturity of the Note or Notes held by it pursuant to clause
(b) of Paragraph 7A, the Company will forthwith give written notice thereof to the holders of all outstanding Notes, describing the nature and status of the Event of Default giving rise to such notice of acceleration and what action the Company proposes to take with respect thereto, unless such a notice has previously been given by the Company pursuant to Paragraph 5A.


          PARAGRAPH 8.  REPRESENTATIONS, COVENANTS AND WARRANTIES.

          8. Representations, Covenants and Warranties. The Company represents, covenants and warrants that:

          8A. Organization; Qualification; Corporate Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated. The Company has and each Subsidiary has the corporate power to own its respective property and to carry on its respective business as now being conducted. The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action. The Company and the Restricted Subsidiaries are duly qualified as foreign corporations to do business and are in good standing in every jurisdiction in which the nature of the properties owned or the businesses conducted by them makes such qualification necessary, except for such jurisdictions in which the failure to be so qualified or in good standing would not individually or in the aggregate have a material adverse effect on the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole. The only Subsidiaries are those identified on Exhibit E attached hereto, and the percentages of stock of such Subsidiaries
- - ---------
owned, directly or indirectly, by the Company and the states or countries of incorporation of such Subsidiaries are as stated in Exhibit E attached hereto.
                                                    ---------
All of the outstanding shares of each of the Subsidiaries have been validly issued, are fully paid and nonassessable, and except as set forth on Exhibit E
                                                                     ---------
attached hereto, are free of any adverse claim or other Lien. No Subsidiary owns any share of stock or other security of the Company.

          8B. Financial Statements. The Company has furnished you with the following financial statements, identified by a principal financial officer of the Company: (i) a consolidated balance sheet of the Company and the Subsidiaries as at September 30 in each of the years 1990 to 1993, inclusive, and consolidated statements of operations, cash flows and stockholders' equity of the Company and the Subsidiaries for each such year, certified by KPMG Peat Marwick; and (ii) a consolidated balance sheet of the Company and the Subsidiaries as at December 31 in each of the years 1990 to 1993, inclusive, and consolidated statements of operations and cash flows for the three-month period ended on each such date, prepared by the Company. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Company and the Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the financial condition of the Company and the Subsidiaries as at the dates thereof, and the statements of operations and cash flows fairly present the results of the operations of the Company and the Subsidiaries for the periods indicated. There has been no material adverse change in the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole, since September 30, 1993.

          8C. Conflicting Agreements and Other Matters. Neither the Company nor any of the Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction that materially and adversely affects its business, financial condition, assets, properties or operations. Neither the execution nor delivery of this Agreement or the Notes, nor the offering, issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary pursuant to, the charter or by-laws of the Company or any Subsidiary, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Subsidiary is subject. Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) that limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes except as set forth in the agreements listed in Exhibit F attached hereto.
                            ---------

          8D. Governmental Consent. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental or regulatory body (other than routine filings after the Date of Closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

          8E. Enforceability. This Agreement is, and the Notes when delivered hereunder will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

          8F. Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, or any properties or rights of the Company or any Subsidiary, by or before any court, arbitrator or administrative or governmental body that might result in any material adverse change in the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole. There is no action, suit, investigation or proceeding pending or threatened against the Company or any Subsidiary that purports to affect the validity or enforceability of this Agreement or any Note.

          8G. Outstanding Debt and Liens. Neither the Company nor any Subsidiary has outstanding any Debt, except as permitted by Paragraph 6C(2), or has any property that is subject to a Lien that secures any Debt or any other obligation, except as permitted by Paragraph 6C(1). There exists no default (or any waiver thereof that is conditional or is limited in duration) under the provisions of any instrument evidencing any Debt or any such obligation or of any agreement relating thereto.

          8H. Title to Properties. The Company has and each Subsidiary has (i) good and marketable title to those of its respective properties held in fee simple and for which a title insurance policy has been issued, and (ii) defensible title to all of its other respective material properties and assets, including the properties and assets, all as reflected in the balance sheet as at September 30, 1993 referred to in Paragraph 8B (other than (x) properties and assets disposed of in the ordinary course of business and (y) properties and assets that can be replaced, or purchased from an adverse claimant, for aggregate expenditures not to exceed $5,000,000), subject to no Lien of any kind except Liens permitted by Paragraph 6C(1). For purposes of this Paragraph 8H, the term "defensible title" shall mean such title as a reasonably prudent purchaser of like properties would accept, subject only to such encumbrances and title defects as would not, individually or in the aggregate, materially and adversely affect the use, enjoyment or operation of the properties in question. All leases necessary in any material respect for the conduct of the respective business(es) of the Company and the Subsidiaries are valid and subsisting and are in full force and effect.

          8I. Taxes. The Company has and each Subsidiary has filed all federal, state and other income tax returns that, to the best knowledge of the officers of the Company, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles.

          8J. Offering of Notes. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than institutional investors, and neither the Company nor any agent acting on its behalf has taken or will take any action that would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

          8K. Regulation G, etc. Neither the Company nor any Subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). The proceeds of sale of the Notes will be used to reduce the Debt of the Company outstanding under the Revolving Credit Agreement and for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness that was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose that might constitute this transaction a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or the Notes to violate Regulation G, Regulation T, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

          8L. ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan. No liability to the Pension Benefit Guaranty Corporation has been or is expected by the Company to be incurred with respect to any Plan or any Multiemployer Plan by the Company or any ERISA Affiliates that is or would be materially adverse to the business, financial condition, assets, properties or operations of the Company and the Subsidiaries, taken as a whole. Neither the Company nor any ERISA Affiliates has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan that is or would be materially adverse to the business, financial condition, assets, properties or operations of the Company and the Subsidiaries, taken as a whole. The execution and delivery of this Agreement and the issuance and sale of the Notes will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of your representation in Paragraph 9 as to the source of the funds to be used to pay the purchase price of the Notes to be purchased by you.

          8M. Disclosure. Neither this Agreement nor any other document, certificate or statement furnished, or to be furnished, to you by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact (other than matters of a general economic nature) that materially adversely affects or in the future may reasonably be expected to (so far as the Company can now foresee) materially adversely affect the business, financial condition, assets, properties or operations of the Company or any of the Subsidiaries and that has not been set forth in this Agreement or in the other documents, certificates and statements furnished to you by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

          8N. Pollution and Other Regulations. (a) Each of the Company and the Subsidiaries is in compliance with all applicable laws and regulations in effect on the Date of Closing, including, without limitation, those relating to equal employment opportunity and employee safety in all jurisdictions in which it is presently doing business except where the failure to do so would not materially adversely affect the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole.

          (b) The Company and the Subsidiaries, and the plants and sites of each, have complied with all applicable federal, state, local and regional statutes, ordinances, orders, judgments, rulings and regulations in effect on the Date of Closing relating to any matters of pollution or of environmental regulation or control except, in any such case, where such failure to comply would not result in a material adverse effect on the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole. Without limiting the generality of the preceding sentence, neither the Company nor any Subsidiary has received notice of or has actual knowledge of any actual or claimed or asserted failure so to comply that alone or together with any other such failure is material and would result in a material adverse effect on the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole. Neither the Company nor any Subsidiary nor their plants or other sites manage, generate or dispose of, or during their respective periods of use, ownership, occupancy or operation by the Company or the Subsidiaries have managed, generated, released or disposed of, any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants, as those terms are used or defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act and the Clean Water Act, in material violation of, or in a manner that would result in liability under, such statutes or any regulations promulgated pursuant thereto or any other applicable law, except where such noncompliance or liability would not result in a material adverse effect on the business, financial condition, assets, properties or operations of the Company and the Restricted Subsidiaries, taken as a whole.

          8O. Brokerage. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Company without the intervention of any Person that might give rise to a valid claim against you for a brokerage commission or other like payment; and the Company agrees to indemnify and hold you harmless from and against any such claims.

          8P. Possession of Permits, Licenses, Etc. The Company and the Subsidiaries possess all certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses, and all other rights, that are necessary in any material respect for the ownership, maintenance and operation of their respective properties and assets; and neither the Company nor any Subsidiary is in violation of any thereof in any material respect.

          8Q. Public Utility Holding Company Act; Federal Power Act; Investment Company Act. Neither the Company nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or a "public utility" as such term is defined in the Federal Power Act, as amended. The Company is not, and is not directly or indirectly controlled by or acting on behalf of any Person that is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          8R. Certain Investments and Guaranties. Neither the Company nor any Restricted Subsidiary has any loan or advance of the type described in clause
(vi) of Paragraph 6C(3), except as set forth on Exhibit G attached hereto, or
                                                ---------
any stock, obligation, security or other form of ownership interest, of the type described in clause (vi) of Paragraph 6C(3), except as set forth on Exhibit H
                                                                    ---------
attached hereto. Neither the Company nor any Restricted Subsidiary has any obligation of the type described in Paragraph 6C(9), except as set forth on
Exhibit I attached hereto, and there exists no default (and no waiver of any
- - ---------
default that is conditional or is limited in duration) under the provisions of any instrument relating thereto.


          PARAGRAPH 9. REPRESENTATIONS OF EACH PURCHASER. Each of you severally represents, and in making this sale to you it is specifically understood and agreed, that you are not acquiring the Notes to be purchased by you hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition
                                                  --------
of your property shall at all times be and remain within your control. Each of you also severally represents that no part of the funds being used by you to pay the purchase price of the Notes being purchased by you hereunder constitutes assets allocated to any separate account maintained by you in which any employee benefit plan, other than employee benefit plans identified on a list that has been furnished by you to the Company, participates to the extent of 10% or more. For the purpose of this Paragraph 9, the terms "separate account" and "employee benefit plan" shall have the respective meanings specified in section 3 of ERISA.

          PARAGRAPH 10.  DEFINITIONS AND ACCOUNTING TERMS.

          10A. Certain Defined Terms. As used in this Agreement the following terms shall have the meanings specified with respect thereto below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except the Company or a Restricted Subsidiary. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of Voting Stock, by contract or otherwise.

          "Agreed Put Consideration" shall mean, as of the date of purchase by the Company of the Notes held by a Significant Holder or by the holder of any Note, as the case may be, upon the exercise by such holder of its Right to Put, the sum of (i) the outstanding aggregate principal amount of Notes held by such Significant Holder or such holder on such date, plus (ii) all accrued and unpaid interest to such date on such Notes, plus (iii) the Yield-Maintenance Premium, if any, as of such date with respect to each such Note.

          "Bankruptcy Law" shall have the meaning specified in clause (viii) of Paragraph 7A.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

          "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Paragraph 4B (any partial prepayment being applied in satisfaction of required payments of principal in inverse order of their scheduled due dates), or is declared to be immediately due and payable pursuant to Paragraph 7A, or is purchased pursuant to Paragraph 4E, as the context requires.

          "Capitalized Lease Obligation" shall mean any rental obligation that, under generally accepted accounting principles, is or will be required to be capitalized on the books of the Company or any Restricted Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

          "Closing" or "Date of Closing" shall have the meaning specified in Paragraph 2.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Company" shall mean the corporation that originally executed this Agreement as issuer of the Notes until a corporation becomes a successor in a transaction permitted by Paragraph 6C(5)(vi), and thereafter shall mean any such successor corporation.

          "Consolidated Current Liabilities" shall mean the consolidated current liabilities of the Company and the Restricted Subsidiaries, as determined in accordance with generally accepted accounting principles, but excluding all required payments of principal on Funded Debt due within one year from the date of determination.

          "Consolidated Debt" shall mean the consolidated Funded Debt and Current Debt of the Company and the Restricted Subsidiaries, determined in accordance with generally accepted accounting principles.

          "Consolidated Net Earnings" shall mean consolidated gross revenues of the Company and the Restricted Subsidiaries including any gains (net of expenses and taxes applicable thereto) resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), less all operating and non-operating expenses of the Company and the Restricted Subsidiaries including all losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets) and all charges of a proper character (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings that are included in gross revenues, and current additions to reserves), but not including in gross revenues any gains resulting from the write-up of assets, any equity of the Company or any Restricted Subsidiary in the unremitted earnings of any Person that is not a Restricted Subsidiary, any earnings of any Person acquired by the Company or any Restricted Subsidiary through purchase, merger or consolidation or otherwise for any period prior to the time of acquisition, or any deferred credit representing the excess of equity in any Restricted Subsidiary at the date of acquisition over the cost of the investment in such Restricted Subsidiary, all determined in accordance with generally accepted accounting principles.

          "Consolidated Net Earnings Available For Restricted Payments" shall mean an amount equal to (1) the sum of $10,000,000 plus (2) 50% (or minus
                                                        ----
     100% in case of a deficit) of Consolidated Net Earnings for the period (taken as one accounting period) commencing on April 1, 1991 and terminating at the end of the last fiscal quarter preceding the date of any proposed Restricted Payment, less (3) the sum of all Restricted Payments
                                  ----
     made or declared after March 31, 1991, plus (4) the aggregate amount
                                            ----
     received by the Company after March 31, 1991, as the net cash proceeds of the sale of any shares of its stock. There shall not be included in Restricted Payments or in any computation of Consolidated Net Earnings Available for Restricted Payments (x) dividends paid, or distributions made, in stock of the Company; or (y) exchanges of stock of one or more classes of the Company, except to the extent that cash or other value is involved in such exchange. The term "stock" as used in this definition and in the definition of "Restricted Payments" shall include warrants or options to purchase stock.

          "Consolidated Net Tangible Assets" shall mean the consolidated assets of the Company and the Restricted Subsidiaries, less, without duplication,
     (i) Consolidated Current Liabilities, (ii) assets, liability, contingency and other reserves of the Company and the Restricted Subsidiaries, including reserves for depreciation and for deferred income taxes, (iii) all other liabilities of the Company and the Restricted Subsidiaries, except liabilities for Funded Debt of the types described in clauses (i),
     (ii) and (iii) of the definition of Debt, and (iv) treasury stock, unamortized debt discount and expense, goodwill (other than goodwill associated with the acquisition by the Company of MEGA), trademarks, brand names, patents, organizational expenses and any other intangible assets of the Company and the Restricted Subsidiaries, and any write-up of the value of any assets after December 31, 1990, all as determined in accordance with generally accepted accounting principles.

          "Consolidated Tangible Net Worth" shall mean consolidated stockholders' equity of the Company and the Restricted Subsidiaries, less goodwill (including, without limitation, goodwill associated with the acquisition by the Company of MEGA), trademarks, brand names, patents, organizational expenses and any other intangible assets of the Company and the Restricted Subsidiaries, all as determined in accordance with generally accepted accounting principles.

          "Current Debt" shall mean any Debt payable on demand or within a period of one year from the date of the creation thereof; provided, that
                                                               --------
     any obligation shall be treated as Funded Debt, regardless of its term, if such obligation is renewable pursuant to the terms thereof or of a revolving credit or similar agreement effective for more than one year after the date of the creation of such obligation, or may be payable out of the proceeds of a similar obligation pursuant to the terms of such obligation or of any such agreement.

          "Debt" shall mean:

              (i) any obligation that, under generally accepted accounting principles, is shown on the balance sheet as a liability (including, without limitation, any obligation for borrowed money, any notes payable and drafts accepted representing extensions of credit, whether or not representing obligations for borrowed money, and Capitalized Lease Obligations but excluding accounts payable, reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute an obligation),

              (ii) any obligation secured by a Lien on, or payable out of the proceeds of production from, property, whether or not the obligation secured thereby shall have been assumed by the owner of such property,

              (iii) liabilities in respect of unfunded vested benefits under Plans and liabilities in respect of post-retirement or post-employment benefits that, under generally accepted accounting principles in effect at the time in question, are shown on the balance sheet as a liability, and

              (iv) any obligation described in Paragraph 6C(9) for which a maximum amount is quantifiable.

          "Designated Event" shall mean the occurrence of any one or more of the following after the Date of Closing:

              (i) the direct or indirect acquisition by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange
          Act), or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), of (a) beneficial ownership of issued and outstanding shares of Voting Stock of the Company the result of which acquisition is that such person or such group possesses in excess of 50% of the combined voting power of all then issued and outstanding Voting Stock of the Company or (b) within any period of 365 consecutive days, all or substantially all of the assets of the Company; or

              (ii) following the election or removal of directors, a majority of the Company's Board of Directors consists of individuals who were not members of the Company's Board of Directors two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period; or

              (iii) the consolidation with, or merger into, any Person by the Company in a transaction in which more than 30% by number of votes of the Voting Stock of the Company is exchanged (the calculation of which shall be made by dividing the number of votes attributable to the Voting Stock so exchanged by the aggregate number of votes attributable to the Voting Stock immediately prior to such transaction); or

              (iv) any transaction or series of transactions (whether related or unrelated) in which the Company repurchases or otherwise retires in the aggregate, within any period of 365 consecutive days, 30% or more (by number) of the Company's outstanding common stock (the calculation of which shall be made by dividing the number of shares outstanding immediately after giving effect to each such repurchase or retirement, by the highest number of shares outstanding at any time during the period of 365 consecutive days ending on (and including) the date of such repurchase or retirement (adjusting in each case for stock splits, stock dividends and other similar transactions, excluding in each case shares held in treasury, and assuming in each case that all securities then convertible into, or representing then effective rights to purchase, common stock have been exercised at such time); or

              (v) any Restricted Payment the Fair Market Value of which, together with the aggregate Fair Market Value of all other Restricted Payments during the period of 365 consecutive days ending on (and including) the date of such Restricted Payment (each Restricted Payment being valued on the date it is made), equals or exceeds 30% of the Fair Market Value of the Company's outstanding common stock (determined at the commencement of such period);

     in each case if as a result of such event or events Consolidated Debt shall, at any time during the period beginning on the date of such transaction (or the date of the completion of such series of transactions, as the case may be) and ending 365 days thereafter, equal or exceed 75% of the sum of Consolidated Debt plus Consolidated Tangible Net Worth at such time.

          "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield with respect to such Called Principal.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that is a member of a group of which the Company is a member and that is under common control within the meaning of the regulations under Section 414 of the Code.

          "Event of Default" shall mean any of the events specified in Paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean, at any time with respect to any property of any kind or character, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively.

          "Funded Debt" shall mean any Debt payable more than one year from the date of creation thereof, including without limitation any current portion of such Debt.

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement.

          "MEGA" shall mean Mega Natural Gas Company, an Oklahoma corporation.

          "Multiemployer Plan" shall mean any plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "Notes" shall have the meaning specified in Paragraph 1.

          "Notice of Sale" shall have the meaning specified in Paragraph 4E(ii).

          "Officer's Certificate" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

          "Paragraph" shall mean a paragraph of this Agreement unless otherwise specified.

          "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Plan" shall mean an "employee pension benefit plan" (as defined in section 3 of ERISA) that is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, that, together with the Company, is under common control, as described in section 414(b) or (c) of the Code.

          "Purchasers" shall mean the purchasers of the Notes identified on the signature pages hereof.

          "Reinvestment Yield" shall mean, with respect to the Called Principal of any Note, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by
     (a)
     converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

          "Remaining Average Life" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

          "Required Holder(s)" shall mean the holder or holders of at least 66-2/3% of the aggregate principal amount of the Notes from time to time outstanding.

          "Restricted Payment" shall mean (a) any dividend paid or declared by the Company or any Subsidiary on any class of the Company's stock (other than a dividend payable solely in shares of stock of the Company), or any other distribution made by the Company or any Subsidiary on account of any class of the Company's stock, or (b) any cash or other consideration applied, directly or indirectly, by the Company or any Subsidiary to the redemption, purchase or other acquisition of any shares of the Company's stock.

          "Restricted Subsidiary" shall mean any Subsidiary organized under the laws of any State of the United States, Canada or any Province of Canada that conducts substantially all of its business in the United States or Canada and all of the stock of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by the Company either directly or through one or more Restricted Subsdiaries.

          "Revolving Credit Agreement" shall mean the Revolving Credit Agreement, dated as of June 1, 1992, between the Company, certain commercial lending institutions parties thereto and Continental Bank N.A., as agent for such institutions, as amended, restated, supplemented or otherwise modified from time to time.

          "Right to Put" shall have the meaning specified in Paragraph 4E(i).

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Paragraph 4B, or is declared to be immediately due and payable pursuant to Paragraph 7A, or is to be purchased pursuant to Paragraph 4E, as the context requires.

          "Significant Holder" shall mean (i) each Purchaser, so long as such Purchaser shall hold any Note, (ii) any holder of any Note which had at least $5,000,000 in principal amount outstanding at the time of acquisition thereof by such holder, or (iii) any other holder of a Note that represents 100% of the remaining unpaid principal amount of any Note that was originally issued to a Purchaser.

          "Subsidiary" shall mean any corporation the majority of the total combined voting power of all classes of Voting Stock of which shall, at the time as of which any determination is being made, be owned by the Company either directly or through Subsidiaries.

          "Termination Event" shall mean (i) a Reportable Event described in
     Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation under such regulations), or (ii) the withdrawal of the Company or any ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the Pension Benefit Guaranty Corporation, or (v) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "Transferee" shall mean any direct or indirect transferee of all or any part of any Note purchased by you under this Agreement.

          "Voting Stock" shall mean, with respect to any corporation, any shares of stock of such corporation the holders of which are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          "Yield-Maintenance Premium" shall mean, with respect to any Note, a premium equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Premium shall in no event be less than zero.

          10B. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Paragraph 8B.


          PARAGRAPH 11.  MISCELLANEOUS.

          11.  Miscellaneous.

          11A. Note Payments. So long as you shall hold any Note, the Company will make payments of principal thereof and premium, if any, and interest thereon, which comply with the terms of this Agreement, not later than 12:00 noon (New York City time) on the day when due by wire transfer of immediately available funds for credit to your account or accounts as specified in Schedule I hereto, or such other account or accounts in the United States as you may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. You severally agree that, before disposing of any Note, you will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this Paragraph 11A to any Transferee that shall have made the same agreement as you have made in this Paragraph 11A.

          11B. Expenses. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save you and any Transferee harmless against liability for the payment of, all out-of-pocket expenses arising in connection with such transactions, including (i) all costs and expenses of obtaining all necessary private placement numbers, (ii) all document production and duplication charges and the fees and expenses of any special counsel engaged by you or any Transferee (otherwise than in connection with the transfer of any Note) in connection with this Agreement, the transactions contemplated hereby and any subsequent proposed modification of, or proposed consent under, this Agreement, whether or not such proposed modification shall be effected or proposed consent granted, and (iii) the costs and expenses, including attorneys' fees, incurred by you or any Transferee in administering this Agreement and enforcing any rights under this Agreement or the Notes or in responding to any subpoena or other legal process issued in connection with this Agreement or the transactions contemplated hereby or by reason of your or any Transferee's having acquired any Note, including without limitation costs and expenses incurred in any bankruptcy case or in connection with any actual or proposed work-out or restructuring of the transactions contemplated hereby and by the Notes. The obligations of the Company under this Paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein by you or any Transferee and the payment of any Note.

          11C. Consent to Amendments. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest or any premium payable with respect to any Note, or affect the time, amount or allocation of any required prepayments, or reduce the proportion of the principal amount of the Notes required with respect to any consent, or amend the provisions of Paragraph 4E or, for purposes of such Paragraph, the defined terms used therein. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended, restated, supplemented or otherwise modified.

          11D. Form, Registration, Transfer and Exchange of Notes; Lost Notes. The Notes are issuable as registered notes without coupons in denominations of at least $100,000, except as may be necessary to reflect any principal amount not evenly divisible by $100,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes that the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue that were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

          11E. Persons Deemed Owners; Participations. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any
Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in all or any part of such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion.

          11F. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of you or any Transferee. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company supersede all prior agreements and understandings relating to the subject matter hereof.

          11G. Successors and Assigns. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee), whether so expressed or not.

          11H. Disclosure to Other Persons. The Company acknowledges that the holder of any Note may deliver copies of any financial statements and other documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Company or any Subsidiary in connection with or pursuant to this Agreement, to (i) such holder's directors, officers, employees, agents and professional consultants, (ii) any other holder of any Note, (iii) any Person to which such holder offers to sell such Note or any part thereof, (iv) any Person to which such holder sells or offers to sell a participation in all or any part of such Note, (v) any federal or state regulatory authority having jurisdiction over such holder, (vi) the National Association of Insurance Commissioners or any similar organization or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which such holder is a party or (d) in order to protect such holder's investment in such Note.

          The Company agrees that it will furnish to any holder of any Note or to a prospective purchaser of any Note designated by such holder, upon the request of such holder or such prospective purchaser, on or prior to the date such Note is to be sold to such prospective purchaser, all information required by section (d)(4) of Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act, or any successor rule or regulation, including without limitaiton, if and for so long as the Company is not subject to section 13 or 15(d) of the Exchange Act, the following information (which shall be reasonably current in relation to the date of such sale under this Paragraph 11H): a very brief statement of the nature of the business of the Company and the products and services it offers; and the Company's most recent audited balance sheet and profit and loss and retained earnings statements, and similar audited financial statements for the two preceding fiscal years.

          11I. Notices. All notices or other communications provided for hereunder (except for any telephonic or facsimile notice contemplated by
Schedule I) shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and, (i) if to you, addressed to you at the address specified for such communications in Schedule I hereto, or at such other address as you shall have specified to the Company in writing,
(ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note that shall have so specified an address to the Company, and (iii) if to the Company, addressed to it at 370 17th Street, Suite 900, Denver, Colorado 80202,
Attention: Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing; provided, however,
                                                            --------  -------
that any such communication to the Company may also, at the option of the holder of any Note, be delivered by any other means either to the Company at its address specified above or to any officer of the Company.

          11J. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          11K. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to you or to the Required Holder(s), the determination of such satisfaction shall be made by you or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

          11L. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE GOVERNED BY, THE LAWS OF SAID STATE. This Agreement may not be changed orally, but (subject to the provisions of Paragraph 11C) only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          11M. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                       Very truly yours,

                                       ASSOCIATED NATURAL GAS
                                       CORPORATION

                                       By: /s/ Harold R. Logan, Jr.
                                          ---------------------------------
                                       Name: Harold R. Logan, Jr.
                                            -------------------------------
                                       Title: Senior Vice President/Finance
                                             ------------------------------


The foregoing Agreement is
hereby accepted as of the
date first above written.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:  CIGNA Investments, Inc.



     By: /s/ Stephen L. Roberts
         ---------------------------
          Name: Stephen L. Roberts
               ---------------------
          Title: Vice President
                --------------------

CONNECTICUT GENERAL LIFE INSURANCE COMPANY, on behalf of one or more separate accounts

By:  CIGNA Investments, Inc.



     By: /s/ Stephen L. Roberts
        ---------------------------
          Name: STEPHEN L. ROBERTS
               --------------------
          Title: VICE PRESIDENT
                -------------------

INSURANCE COMPANY OF NORTH AMERICA

By:  CIGNA Investments, Inc.



     By: /s/ Stephen L. Roberts
        ----------------------------
          Name: STEPHEN L. ROBERTS
               ---------------------
          Title: VICE PRESIDENT
                --------------------

                                 SCHEDULE I
                                 ----------

                           SCHEDULE OF PURCHASERS

                                             AGGREGATE
                                             PRINCIPAL
                                             AMOUNT OF
                                             NOTES TO BE           NOTE
PURCHASER                                    PURCHASED             DENOMINATIONS
- - ---------                                    ---------             -------------
Connecticut General                          $21,000,000           $12,000,000
Life Insurance Company                                             $ 6,000,000
                                                                   $ 3,000,000

(1) All payments on account of
Notes held by such purchaser shall
be made by wire transfer of
immediately available funds for
credit to:

FED ABA #021000021 Chase
NYC/CTR/BNF = CIGNA
Private Placement/AC =
9009001802

OBI = [Issue Name, Private
Placement Number, Description of
Security with Rate and Maturity,
the Amount of Interest and/or
Principal, the Amount of any
Prepayment, the Payable Date, the
Originator's Contact Name and
Telephone Number]

Together with a Notice of Each
Payment to:

Chase Manhattan Bank, N.A.
Private Placement Servicing
P.O. Box 1508
Bowling Green Station
New York, NY 10081
Attn: CIGNA Private Placements
Fax: 212-552-3107/1005

                                     I-1

(2) Address for all notices relating
to payments:

CIG & CO./Connecticut General
Life Insurance Company
c/o CIGNA Investments, Inc.
Hartford, CT 06152*
Attn: Securities Accounting
Department (S-206)

with a copy to:

CIG & CO./Connecticut General
Life Insurance Company
c/o CIGNA Investments, Inc.
Hartford, CT 06152
Attn: Private Securities Division
(S-307)

(3) Address for all other
communications and notices:

CIG & CO./Connecticut General
Life Insurance Company
c/o CIGNA Investments, Inc.
Hartford, CT 06152*
Attn: Private Securities Division
(S-307)

(4) Tax Identification No.: 13-
3574027

(5) Method of Notice for purposes
of Paragraph 4C and Paragraph 4E
shall be by written notice in the
manner specified in (3) above and
by telephone notice to
Mr. James W. Spann
(203)726-8632.

*/For Notices sent by overnight
courier, express mail or messenger,
substitute "900 Cottage Grove
Road, Bloomfield, CT 06002" in
place of "Hartford, CT 06152"


                                             AGGREGATE
                                             PRINCIPAL
                                             AMOUNT OF
                                             NOTES TO BE           NOTE
PURCHASER                                    PURCHASED             DENOMINATIONS
- - ---------                                    ---------             -------------
Connecticut General Life                     $4,000,000            $3,000,000
Insurance Company, on behalf of                                    $1,000,000
one or more separate accounts

(1) All payments on account of
Notes held by such purchaser shall
be made by wire transfer of
immediately available funds for
credit to:

FED ABA #021000021 Chase
NYC/CTR/BNF = CIGNA
Private Placement/AC =
9009001802

OBI = [Issue name, Private
Placement Number, Description of
Security with Rate and Maturity,
the Amount of Interest and/or
Principal, the Amount of any
Prepayment, the Payable Date, the
Originator's Contact Name and
Telephone Number]

Together with a Notice of Each
Payment to:

Chase Manhattan Bank, N.A.
Private Placement Servicing
P.O. Box 1508
Bowling Green Station
New York, NY 10081
Attn: CIGNA Private Placements
Fax: 212-552-3107/1005


(2) Address for all notices relating
to payments:

CIG & CO,/Connecticut General
Life Insurance Company, on behalf
of one or more separate accounts
c/o CIGNA Investments, Inc.
Hartford, CT 06152*
Attn: Securities Accounting
Department (S-206)

with a copy to:

CIG & CO./Connecticut General
Life Insurance Company, on behalf
of one or more separate accounts
c/o CIGNA Investments, Inc.
Hartford, CT 06152*
Attn: Private Securities Division
(S-307)

(3) Address for all other
communications and notices:

CIG & CO./Connecticut General
Life Insurance Company, on behalf
of one or more separate accounts
c/o CIGNA Investments, Inc.
Hartford, CT 06152*
Attn: Private Securities Division
(S-307)

(4) Tax Identification No.:
13-3574027

(5) Method of Notice for purposes
of Paragraph 4C and Paragraph 4E
shall be written notice in the
manner specified in (3) above and
by telephonic notice to
Mr. James W. Spann
(203) 726-8632.

*/For Notices sent by overnight
courier, express mail or messenger,
substitute "900 Cottage Grove
Road, Bloomfield, CT 06002" in
place of "Hartford, CT 06152"

                                             AGGREGATE
                                             PRINCIPAL
                                             AMOUNT OF NOTE        NOTE
PURCHASER                                    TO BE PURCHASED       DENOMINATION
- - ---------                                    ---------------       ------------
Insurance Company of North                   $15,000,000           $15,000,000
America

(1) All payments on account of
Notes held by such purchaser shall
be made by wire transfer of
immediately available funds for
credit to:

Morgan Guaranty Trust Company
of New York
ABA #0210-0023-8
BTR/BNF = CUSTZ/AC-
99999024/Z
Attn: Cust. Svc. Insurance
Company of North America
a/c 35000

Providing sufficient information to
identify the source of the transfer
and the amount of interest and/or
principal.

(2) Address for all notices relating
to payments:

ZANDE & CO./Insurance
Company of North America
c/o CIGNA Investments, Inc.
Hartford, CT 06152*
Attn: Securities Accounting
Department (S-206)

with a copy to:

ZANDE & CO./Insurance
Company of North America
c/o CIGNA Investments, Inc.
Hartford, CT 06152*
Attn: Private Securities Division
(S-307)

(3) Address for all other
communications and notices:

ZANDE & CO./Insurance
Company of North America
c/o CIGNA Investments, Inc.
Hartford, CT 06152*
Attn: Private Securities Division
(S-307)

(4) Tax Identification No.:
13-6020804

(5) Method of Notice for purposes
of Paragraph 4C and Paragraph 4E
shall be written notice in the
manner specified in (3) above and
by telephonic notice to
Mr. James W. Spann
(203) 726-8632.

*/For Notices sent by overnight
courier, express mail or messenger,
substitute "900 Cottage Grove
Road, Bloomfield, CT 06002" in
place of "Hartford, CT 06152"

                                 SCHEDULE II
                                 -----------

                            OFFICER'S CERTIFICATE
                    FOR THE PERIOD ENDED __________, ____


     I, the undersigned Officer of Associated Natural Gas Corporation, a Delaware corporation (the "Company"), do hereby certify that, to the best of my knowledge and after due inquiry, the Company is in compliance with the following provisions of the Note Agreement, dated as of April 5, 1994, between the Company and each of Connecticut General Life Insurance Company,
Connecticut General Life Insurance Company, on behalf of one or more separate accounts, and Insurance Company of North America ($ in thousands):

PARAGRAPH 6A - CONSOLIDATED TANGIBLE NET WORTH
- - ----------------------------------------------

Stockholders' Equity
less:        all goodwill
less:        other intangible assets
                                                                 -------
Consolidated Tangible Net Worth
                                                                 =======

Must be greater than $150,000.

PARAGRAPH 6B - DIVIDEND LIMITATION
- - ----------------------------------
plus:        $10,000
plus:        Consolidated Net Earnings
             commencing April 1, 1991; multiply
             by 50% (100% if a loss):
                                                                 -------
less:        Restricted Payments commencing
             April 1, 1991
             (1) dividends and distributions, and
             (2) redemptions or purchase of Company
                 stock
plus:        net cash proceeds from stock sales
                                                                 -------
Consolidated Net Earnings Available for Restricted Payments
                                                                 =======
Must be greater than zero.

PROVISO FOLLOWING CLAUSE (vi) OF PARAGRAPH 6C(1) AND LAST PROVISO FOLLOWING
- - ---------------------------------------------------------------------------
CLAUSE (vi) OF PARAGRAPH 6C(2) - SECURED DEBT AND RESTRICTED SUBSIDIARY DEBT
- - ----------------------------------------------------------------------------

plus:        Debt secured by Liens permitted by 6C(1)(iv)
plus:        Debt secured by Liens permitted by 6C(1)(vi)
plus:        Debt of the Restricted Subsidiaries permitted
             by 6C(2)(ii)
plus:        Debt of the Restricted Subsidiaries
             permitted by 6C(2)(vi)
                                                                ---------

divided by:  Consolidated Tangible Net Worth (from below)
                                                                ---------

Must be less than 10%                                                   %
                                                                =========


FIRST PROVISO FOLLOWING CLAUSE (vi) OF PARAGRAPH 6C(2) - CONSOLIDATED DEBT
- - --------------------------------------------------------------------------

Numerator
- - ---------

plus:        Current Debt, including amount included
             under paragraph 6C(9)
plus:        Funded Debt, including amount included under
             paragraph 6C(9)
                                                                =========

Denominator
- - -----------

plus:        consolidated total assets
less:        Consolidated Current Liabilities
less:        reserves including deferred taxes
less:        other liabilities other than Funded Debt of the
             types described in clauses (i) - (iii) of the term
             "Debt"
less:        treasury stock
less:        goodwill (other than from Mega transaction)
less:        other intangible assets
                                                                ---------

Consolidated Net Tangible Assets
                                                                =========

Must not be greater than 60% through April 30, 1995
and not greater than 55% thereafter.                                    %
                                                                =========

PARAGRAPH 6C(3)(i)(b) - INTERCOMPANY LOANS
- - ------------------------------------------

Aggregate amount of loans and advances from all
Restricted Subsidiaries to the Company, taking into
account the netting of loans and advances between the
Company and each Restricted Subsidiary                              ==========

Must be less than $2,000.



PARAGRAPH 6C(3)(vi) - INVESTMENTS, LOANS AND ADVANCES
- - -----------------------------------------------------

Consolidated Tangible Net Worth
Multiply by:  15%                                                   ----------

less:     subject investments
less:     subject loans and advances                                ----------

Must be greater than zero.                                          ==========
No Subsidiary owns any stock or securities of the Company.



PARAGRAPH 6C(3)(vi) - LOANS AND ADVANCES
- - ----------------------------------------

Consolidated Tangible Net Worth
Multiply by:  10%                                                   ----------

less:     subject loans and advances                                ----------

Must be greater than zero.                                          ==========



PARAGRAPHS 6C(4) AND 6C(5) - SALE OF STOCK AND DEBT OF SUBSIDIARIES:
- - --------------------------------------------------------------------
SALES OF ASSETS
- - ---------------

Consolidated Net Tangible Assets
Multiply by:  10%                                                   ----------

less:     Debt and stock of Restricted
          Subsidiaries sold in preceding 12 months

less:     assets of the Company and Restricted
          Subsidiaries sold during
          preceding 12 months                                       ----------

Must be greater than zero.                                          ==========



PARAGRAPH 6C(6) - LEASE RENTALS
- - -------------------------------

Consolidated Tangible Net Assets
Multiply by:  1%                                                    ----------

less:     subject lease rentals paid during
          the current fiscal year                                   ----------

Must be greater than zero.                                          ==========



PARAGRAPH 6C(8) - DISCOUNTED RECEIVABLES
- - ----------------------------------------

Receivables sold or discounted
in current fiscal year                                              ----------

Must be less than $100.                                             ==========

I do hereby certify and warrant that, to the best of my knowledge, after due inquiry, no Event of Default or Default under the Note Agreement has occurred.

WITNESS MY HAND on this     day of                     ,     .
                       -----      --------------------- -----



                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

                 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR
               TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION
          EXCEPT PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT

                                                                     EXHIBIT A
                                                                     ---------

                               [FORM OF NOTE]


                     ASSOCIATED NATURAL GAS CORPORATION
                     ----------------------------------


                    6.30% SENIOR NOTE DUE APRIL 15, 2003

PPN
   --------------------
No. R-
   --------------------                                      [Date of Issuance]
$
 ----------------------


     FOR VALUE RECEIVED, the undersigned, ASSOCIATED NATURAL GAS CORPORATION (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _________________________, or registered assigns, the principal sum of ____________________________________
DOLLARS on April 15, 2003, with interest (computed on the basis of a 360-day year -- 30-day month) (a) on the unpaid balance thereof at the rate of 6.30% per annum from the date hereof, payable semi-annually on October 15 and April 15 in each year, commencing with October 15, 1994, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of premium and, to the extent permitted by applicable law, any overdue payment of interest, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.30% or (ii) 2% above the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate, effective as of the effective date of the change of such Prime Rate, in either case calculated from the date each overdue payment was due until paid in full.

     Payments of principal, premium, if any, and interest are to be made at the main office of Morgan Guaranty Trust Company of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

     This Note is one of the Senior Notes (the "Notes") issued pursuant to a Note Agreement, dated as of April 5, 1994 (the "Agreement"), between the Company and Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, and Insurance Company of North America and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to the prepayment, in whole or from time to time in part in certain cases without premium and in other cases with a premium as specified in the Agreement.

     This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The Company agrees to make prepayments of principal on the dates and in the amounts specified in the Agreement.

     If an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

     The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (to the extent waived in the Agreement), protest and diligence in collecting.

     Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

          THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS
OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE LAWS OF SAID STATE.

                                      ASSOCIATED NATURAL GAS
                                      CORPORATION



                                      By:
                                         -----------------------------------
                                      Name:
                                           ---------------------------------
                                      Title:
                                            --------------------------------

                                  Exhibit B
                                  ---------

                        Please see Tab 8, this Index

                                                                     EXHIBIT C
                                                                     ---------

                           FORM OF NOTICE OF SALE


Associated Natural Gas Corporation
370 17th Street
Suite 900
Denver, Colorado 80202

Attention: Chief Financial Officer

Gentlemen:

            Reference is made to Note Agreement, dated as of April 5, 1994 (the "Note Agreement", the capitalized terms herein being used herein as therein defined), between Associated Natural Gas Corporation (the "Company") and each of Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts and Insurance Company of North America, that provides, among other things, for the issuance and sale by the Company of its 6.30% Senior Notes due April 15, 2003, in the aggregate principal amount of $40,000,000. In accordance with paragraph 4E of the Note Agreement, the undersigned hereby exercises its Right to Put with respect to all Notes held by it.

            Please transfer, in immediately available funds, on
                                                               -------------
[not less than 30 days after delivery of this Notice of Sale], the Agreed Put Consideration with respect to the foregoing exercise of the undersigned's Right to Put.

            Date:
                  ----------------


                                            [NAME OF [SIGNIFICANT] HOLDER OF
                                            NOTES]


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                                                     EXHIBIT D
                                                                     ---------

                           EXISTING LIENS AND DEBT

                                EXISTING DEBT
                                -------------

Borrower     Lender                       Outstanding           Maturity
- - --------     ------                       -----------           --------
                                          Principal as of
                                          ---------------
                                          March 31, 1994
                                          --------------
ANGC           The Prudential             $8,000,000.00           12/31/95
               Insurance Company
               of America

ANGC           Revolving Credit           $105,000,000.00         5/31/99
               Facility
               Continental Bank
               N.A. (Revolving)

               Canadian Imperial
               Bank of Commerce

               First National Bank
               of Boston

ANGC           Series A Notes             $55,000,000.00          4/30/99

ANGC           Series B Notes             $45,000,000.00          4/30/03

ANGC           Promissory Note                  -0-               12/31/94
               Continental Bank,
               N.A.

                               EXISTING LIENS
                               --------------

                                    NONE

                                                                     EXHIBIT E
                                                                     ---------
                     ASSOCIATED NATURAL GAS CORPORATION
                     ----------------------------------

                                SUBSIDIARIES
                                ------------

                                                                                                                  % of
                                                                Jurisdiction                                      Stock
Name of Company                                                 of Organization               Restricted          Owned*
- - ---------------                                                 ---------------               ----------          -----
Associated Natural Gas, Inc. (ANGI)                             Colorado                      Yes                 100%

Associated Transport and Trading Company (ATTCO)                Colorado                      Yes                 100%

Associated Intrastate Pipeline Company (AIP)                    Delaware                      Yes                 100%

Associated Interstate Pipe Line Company (AIPLC)                 Delaware                      Yes                 100%

Associated Louisiana Intrastate Pipe Line Company (ALIPLC)      Delaware                      Yes                 100%

ATTCO LA Company (ATTCO LA)                                     Louisiana                     Yes                 100%

ATTCO Pipeline Company (ATTCO P/L)                              Delaware                      Yes                 100%

ATTCO NGL Pipeline Company (ATTCO NGL)                          Delaware                      Yes                 100%

Associated Holding Company (AHC)                                Colorado                      Yes                 100%

NGA Corporation (NGA)                                           Colorado                      Yes                 100%

Lubrication Services, Inc. (LSI)                                Colorado                      Yes                 100%

Front Range Propane, Inc.                                       Colorado                      Yes                 100%

Associated Natural Gas (U.K.) Ltd.                              Delaware                      Yes                 100%

ANGI Limited                                                    England                       Yes                  75%

AIM Pipeline Company                                            Colorado                      Yes                 100%

- - ----------------------------------------------

* Associated Natural Gas Corporation owns 100% of the Capital Stock of each of its subsidiaries, except ANGI Limited is 75% owned by Associated Natural Gas Corporation, and 25% by Evergreen Resources, Inc.

                                 EXHIBIT "F"
                                 -----------

                    List of Agreements Restricting Debt
                               (Paragraph 8C)



1. Revolving Credit Agreement dated as of June 1, 1992 between the Company and Continental Bank N.A., CIBC Inc., and The First National Bank of Boston.

2. Note Agreement dated as of April 30, 1991 between the Company and each of The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, Massachusetts Mutual Life Insurance Company and The Mutual Life Insurance Company of New York.

3. Amendment and Restatement of Note Agreement dated June 1, 1992 between the Company and The Prudential Life Insurance Company of America.

                                                                     EXHIBIT G
                                                                     ---------

                         EXISTING LOANS AND ADVANCES

                                                                Current Amount
                                                                Outstanding as
Instrument                                                        of 3/31/94
- - ----------                                                      --------------
Richardson                                                      $  255,030.74
Production Prepayment Agreement, dated as
of March 22, 1993, between Richardson
Production Company and Richardson Operating
Company and Associated Natural Gas, Inc.

Freedom                                                         $1,462,381.45
Secured term loan agreement, dated as of
September 20, 1993, between Freedom Energy,
Inc. and Associated Natural Gas, Inc.

Kauffman                                                        $   67,362.44
Production Prepayment Agreement, dated as
of December 22, 1993, between Gusoil-1981
and Associated Natural Gas, Inc.

Gerrity                                                         $1,500,000.00
Production Prepayment Agreement, dated as
of July 21, 1992, between Gerrity Oil and
Gas Corporation and Associated Natural Gas,
Inc.

Kauffman                                                        $  138,316.15
Production Prepayment Agreement, dated as
of December 22, 1993, between Gusoil-1982
and Associated Natural Gas, Inc.





[NOTE - None of the foregoing agreements provides for future advances.]

                                                                     EXHIBIT H
                                                                     ---------

                            EXISTING INVESTMENTS

Hydro Gathering System Joint Venture*

Laubhan-Friesen Gas Gathering System*

Moody Gas Gathering System*

Stanton Gathering System Joint Venture

Wausau Gas System

West Caddo Gas Gathering System*





* May be sold

                                                                     EXHIBIT I
                                                                     ---------


              EXISTING OBLIGATIONS PERMITTED BY PARAGRAPH 6C(9)

                                    NONE